                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

-------------------------------------------------------------------------------------------------------------------------------
FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                        POLICIES FUNDED BY THE
THE POLICIES                               UTILIZING THE FUNDS                      SEPARATE ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund         Fulcrum Account of Allmerica             3025-96
AIM V.I. Value Fund                        Financial Life Insurance
AIM V.I. Growth Fund                       Company
AIM V.I. International Equity Fund
AIM V.I. Value Equity Fund                -------------------------------------------------------------------------------------
AIM V.I. High Yield Fund
AIM V.I. Dent Demographic Trends Fund      Fulcrum Variable Life Account of         1030-96
AIM V.I. Aggressive Growth Fund            Allmerica Financial Life Insurance
AIM V.I. Blue Chip Fund                    and Annuity Company

                                          -------------------------------------------------------------------------------------

                                           FUVUL Separate Account of                 1036-99
                                           Allmerica Financial Life Insurance
                                           and Annuity Company

                                          -------------------------------------------------------------------------------------

                                           Separate Account VA-P of Allmerica        Pioneer Vision; Pioneer C-Vision;
                                           Financial Life Insurance and Annuity      and Pioneer XtraVision; A3030-99
                                           Company

                                          -------------------------------------------------------------------------------------
                                           Separate Account VA-K (Delaware) of       Delaware Medallion; Delaware
                                           Allmerica Financial Life Insurance        Golden Medallion; A3030-99
                                           Company
                                          -------------------------------------------------------------------------------------
                                           Separate Account VA-K of Allmerica         A3030-99; Agency Replacement
                                           Financial Life Insurance and Annuity
                                           Company
-------------------------------------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:
                -----------------

                                         AIM VARIABLE INSURANCE FUNDS, INC.



Attest:                                  By:
       -----------------------------           ---------------------------------
Name:  Nancy L. Martin                   Name:  Robert H. Graham
Title: Assistant Secretary               Title: President


(SEAL)

                                         A I M DISTRIBUTORS, INC.


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

Attest:                                  By:
       -----------------------------           ---------------------------------
Name:  Nancy L. Martin                   Name:  Michael J. Cemo
Title: Assistant Secretary               Title: President


(SEAL)

                                         FIRST ALLMERICA FINANCIAL LIFE
                                         INSURANCE AND ANNUITY COMPANY


Attest:                                  By:
       -----------------------------           ---------------------------------

Name:                                    Name:
       -----------------------------           ---------------------------------

Title:                                   Title:
       -----------------------------           ---------------------------------


(SEAL)


                                         ALLMERICA INVESTMENTS, INC.



Attest:                                  By:
       -----------------------------           ---------------------------------

Name:                                    Name:
       -----------------------------           ---------------------------------

Title:                                   Title:
       -----------------------------           ---------------------------------


(SEAL)





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